MS SA-1 07/12

SUPPLEMENT DATED JULY 2, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2012

OF

FRANKLIN MUTUAL SERIES FUNDS

The Statement of Additional Information is amended as follows:

I. Effective July 2, 2012, the management fee breakpoint schedule for the Mutual Shares Fund under the “Management and Other Services – Management Fees" section beginning on page 48 is revised as follows:

Mutual Shares Fund

  0.60% of the value of net assets up to and including $5 billion
  0.57% of the value of net assets over $5 billion up to and including $10 billion
  0.55% of the value of net assets over $10 billion up to and including $15 billion
  0.52% of the value of net assets over $15 billion up to and including $20 billion
  0.51% of the value of net assets over $20 billion up to and including $25 billion
  0.49% of the value of net assets over $25 billion up to and including $30 billion
  0.48% of the value of net assets over $30 billion up to and including $35 billion
  0.47% of the value of net assets over $35 billion

II.  The Section entitled “Glossary of Investments, Techniques, Strategies and Their Risks – Derivative instruments – Options” is amended by adding the following immediately before “Risks of options”:

Interest rate caps.  An interest rate cap is a type of OTC option.  The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate (for example, the London Interbank Offered Rate (LIBOR)), a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If the Fund buys an interest rate cap and its investment manager is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Fund’s investment manager is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and the Fund bears the risk that its investment manager will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Please keep this supplement for future reference.